LANCASTER FUNDS INSTITUTIONAL MONEY MARKET FUND

                            SUPPLEMENT TO PROSPECTUS


        Effective May 20, 1998, the Institutional Money Market Fund will no longer invest in fully insured student loans held in trust by the Mid-America Student Finance Trust as described on page 4 of the Prospectus and all holdings in such student loans were liquidated. The change occurred as a result of the adoption of amendments to Financial Accounting Standards Board Rule 125 which made the issuance of such trust certificates by the Trustee and the holdings of such trust certificates by the Fund impractical. Subsequent to May 20, 1998, the Institutional Money Market Fund will invest solely in securities issued or guaranteed by the United States Government, obligations issued or guaranteed by agencies or instrumentalities of the United States Government and such other securities as described in the Prospectus and Statement of Additional Information.

Dated May 20, 1998